EXHIBIT 10.82

WARRANT EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is made and entered into effective as of the 21st day of December, 2021 by and between GUIDED THERAPEUTICS, INC., a Delaware corporation (the “Company”) and the undersigned investor of the Company (the “Investor”).

W I T N E S S E T H :

WHEREAS, the Investor is the holder of a warrant agreement for 7,185,000 shares of the Company’s common stock with terms as set forth below and on Exhibit A hereto (the “2020 Warrant Agreement”);

WHEREAS, in satisfaction in full of the Obligations, the Investor is willing to accept, under the circumstances set forth herein, certain cash payments from the Company and securities of the Company as set forth on Exhibit B hereto (the “Securities” and such transaction, the “Exchange”);

WHEREAS, the Exchange is being made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act; and

WHEREAS, the Company and the Investor desire to enter into this Agreement to evidence and set forth the terms of the exchange of the Investor’s current warrants for a one-time cash payment and new warrants with terms and conditions pursuant to a new equity financing of at least $4 Million.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto, being duly sworn, do covenant, agree and certify as follows:

1. Recitals. The parties hereto acknowledge and agree that the foregoing recitals are true and accurate and constitute part of this Agreement to the same extent as if contained in the body hereof.

2. Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Obligations (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated there under.

“Net Proceeds” Means the gross amount of cash raised in a new financing minus commissions and legal costs.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities” has the meaning set forth in the Preamble of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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3. Exchange and Satisfaction. The Obligations shall be surrendered by the Investor and exchanged for the Securities and other considerations according to this Agreement and the following terms and conditions.

The Investor currently holds warrants in the form of the 2020 Warrant Agreement to purchase 7,185,000 shares of the Company’s common stock. These warrants have a 20 cent strike price, no anti-dilution provisions, no cashless exercise provision and expire on February 12, 2023. Upon an equity financing of the Company with Net Proceeds of at least $4 Million (the “New Financing”), Investor hereby agrees to exchange and surrender to the Company all 7,185,000 of the 2020 Warrants for the following considerations:

(a) A cash payment of $350,000 made to Investor within 10 business days of the closing of the New Financing.

(b) A new warrant agreement for 3,592,500 shares of the Company’s common stock under the same terms as warrants granted in the New Financing.

(c) The new warrants will vest six (6) months after the closing of the New Financing.

4. Term. This Agreement expires on February 12, 2023.

5.Blocker. A 4.99% blocker shall be effected such that the Investor agrees to restrict its holdings of the Company’s Common Shares to less than 4.99% of the total number of the Company’s outstanding common shares at any one point in time.

6. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Creditor:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith. This Agreement have been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company. The shares of Common Stock underlying the Securities (if any), when issued in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer required by law.

(c) Representations and Warranties. The representations and warranties of the Company set forth in Article III of the Securities Purchase Agreement, dated February 11, 2016, are true and correct in all material respects at and as of the time of the date hereof as though such representations and warranties had been made on and as of the date hereof, except that those that speak as of the date of said Securities Purchase Agreement.

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7. Representations and Warranties of the Creditor. Investor hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Own Account. Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Investor’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Investor is acquiring the Securities hereunder in the ordinary course of its business.

(c) Investor’s Status. At the time the Investor was offered the Securities, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d) Experience of Creditor. Creditor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

8. Release. The Investor acknowledges and agrees that it shall have no further rights or interest in, and shall not receive any further consideration, payment or distribution of any kind with respect to, the Obligations that are exchanged as set forth above. In such regard, the Investor hereby waives, relinquishes, remises and releases all rights, claims, interests or liabilities, known and unknown, of any nature whatsoever in law or equity which the Investor may previously have had or may now or hereafter have as against or to receive from the Company arising out of, resulting from or relating to such exchanged Obligations or any rights or interest of the Investor with respect thereto; provided, however, that this release shall not be effective until Investor receives payment in full of all Obligations being exchanged as set forth above

9. Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 under the Securities Act, to the Company or to an Affiliate of a Creditor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement. Investor agrees to the imprinting of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

10. Further Assurances. The parties hereto shall hereafter, without further consideration, execute and deliver promptly to the other party such further consents, waivers, assignments, endorsements and other documents and instruments, and to take all such further actions, as such party may from time to time reasonably request with respect to the exchange and satisfaction of the Obligations in accordance with the terms hereof. In this regard, the Investor’s obligation to accept the Securities and effect the exchange contemplated hereby, shall be subject to the execution of an appropriate subordination agreement, in form and substance acceptable to the Creditor, by and among the Creditor, the other senior creditors of the Company and the Company.

11. Successors and Assigns. This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

12. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals by signing this Agreement as of the day and year first above written.

[Signatures on Following Page]

Company:

GUIDED THERAPEUTICS, INC.

By:	/s/ Michael C. James
Name: Michael C. James Title: Chairman

Investor:

By:	/s/ Rob Chmiel
Name: Rob Chmiel
Title: CEO

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